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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


- --------------------------------------------------------------------------------

                                   FORM 8-K/A
                               (Amendment No. 1)

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: August 14, 1997
                       (Date of earliest event reported)

                             CONTOUR MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                         0-26288                  77-0163521
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                           6025 SHILOH ROAD, SUITE A
                           ALPHARETTA, GEORGIA 30005
                    (Address of principal executive offices)

                                 (770) 888-8528
              (Registrant's telephone number, including area code)


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Item 4.  Changes in the Registrant's Certifying Accountant.

On August 21, 1997, the Company filed a Current Report on Form 8-K reporting the resignation of Coopers & Lybrand L.L.P. ("C&L") by letter dated August 14, 1997. The Company furnished a copy of the Form 8-K to C&L on the day it was filed with the Securities and Exchange Commission (the "Commission") and requested C&L furnish the Company with a letter addressed to the Commission, as required by Item 304(a)(3) of Regulation S-K. On September 5, 1997, C&L provided the Company with its response to the Company's Form 8-K, wherein it agrees with the statements made by the Company therein.

The Company has engaged the accounting firm of Cherry, Beckaert & Holland, L.L.P. to reaudit the Company's financial statements for the fiscal year ended June 30, 1996 and to audit the Company's financial statements for the fiscal year ended June 30, 1997.

  A copy of C&L's response under Item 304 of Regulation S-K is attached hereto as Exhibit 16.1.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements:  None.

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  16.1           Letter of Coopers & Lybrand L.L.P. required by
                                 Item 304(a)(3) of Regulation S-K.


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                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CONTOUR MEDICAL, INC.

                                          By: /s/ Donald F. Fox
                                             -----------------------------------
                                             Donald F. Fox
                                             Its President

Dated as of September 5, 1997.

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                                 EXHIBIT INDEX

EXHIBIT NO.                                           DESCRIPTION

  16.1                                       Letter of Coopers & Lybrand L.L.P.
                                             required by Item 304(a)(3) of
                                             Regulation S-K.